UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2005

SMART ONLINE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32634	95-4439334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Meridian Parkway, 2nd Floor Durham, North Carolina (Address of principal executive offices)	27713 (Zip Code)

Registrant’s telephone number, including area code: (919) 765-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends a Form 8-K filed on November 21, 2005 as previously amended on November 22, 2005.

Item 4.01. Change in Registrant's Certifying Accountant.

The Audit Committee of the Board of Directors of Smart Online, Inc. approved a change in auditors to audit its financial statements. The Audit Committee dismissed BDO Seidman, LLP effective November 15, 2005.  The Audit Committee appointed Goldstein Golub Kessler LLP (“GGK”) to serve as the Company’s independent registered public accountants, effective November 15, 2005. GGK will replace BDO Seidman, LLP (“BDO”). There were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with BDO at any time during the year ended December 31, 2003 and December 31, 2004 and the period January 1, 2005 through November 15, 2005 regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that if not resolved to the satisfaction of BDO would have caused it to make reference to such disagreements in its reports. In addition, during the same periods, no “reportable events” (as such term is defined in Item 304(a)(1)(v)(A) through (D) of Regulation S-K and its related instructions) arose in the context of Smart Online’s relationship with BDO. Smart Online has restated the interim financial statements in its Form 10-Q for the quarter ended June 30, 2005, because in consultation with BDO, Smart Online determined that Smart Online’s expenses for the second quarter were overstated by $506,000. The restated financial statements therefore decrease its loss by $506,000. See Note 7 of Notes to Financial Statements in the Form 10-Q/A filed by Smart Online on November 22, 2005. The reports of BDO for each of the fiscal years ended December 31, 2004, December 31, 2003, and did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the report of BDO contained an explanatory paragraph with respect to uncertainty as to Smart Online’s ability to continue as a going concern.

During each of the two most recent fiscal years and the period January 1, 2005 through November 14, 2005, neither Smart Online nor anyone on its behalf consulted with GGK with respect to any accounting or auditing issues involving Smart Online. In particular, there was no discussion by Smart Online with GGK regarding the type of audit opinion that might be rendered on Smart Online's financial statements, the application of accounting principles applied to a specified transaction or any matter that was the subject of a disagreement or a “reportable event” as defined in Item 304(a)(1) of Regulation S-K and its related instructions.

BDO has reviewed the disclosures contained in this Form 8-K/A report. BDO has furnished Smart Online with a letter addressed to the Securities and Exchange Commission, a copy of which is attached as Exhibit 16.1, in accordance with Item 304(a)(3) of Regulation S-K, indicating that it agrees with the above disclosure.

Item 9.01. Financial Statements and Exhibits.

9.01(c) Index to Exhibits

Exhibit No.	Item

16.1	Letter from BDO Seidman, LLP, registered public accountants, to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2005	SMART ONLINE, INC. By: /s/ Michael Nouri Michael Nouri, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Item

16.1	Letter from BDO Seidman, LLP, certified public accountants, to the Securities and Exchange Commission.

3